Wayne
   Hummer
   Growth
   Fund
                                     Annual
                              Financial Statements



                                     Audited
                                 March 31, 1999

      Wayne
      Hummer
      Growth
      Fund

Photo of: Thomas J. Rowland

                                     Annual
                              Financial Statements


                                 March 31, 1999
                                    (Audited)

Dear Shareholder

This annual report of the Wayne Hummer Growth Fund (the "Fund") covers its fifteenth complete fiscal year, which ended March 31, 1999. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again present both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 1999, the value of a fund share increased to $36.66 from $36.10 on March 31, 1998, or 1.0%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return was 6.4%. During this same period the total return of the S&P 500 was 18.5% and the Russell Midcap Index, -1.1%, as the mid-cap sector of the market continued to lag the stocks of large market capitalization companies.

The S&P 500, like the Dow Jones Industrial Average, is widely recognized and commonly cited in the financial media as a barometer of stock market activity. Stocks in the S&P 500 represent a broad distribution by industry group, comparable to that of stocks traded on the New York Stock Exchange. In fact, as of the end of the last calendar year, almost 87% of the companies represented in the S&P 500 were listed on the New York Stock Exchange. At the same time the median market value of companies comprising the S&P 500 was $7.8 billion. By way of comparison, while 80% of the companies represented in the Russell Midcap Index were listed on the NYSE, their median market value was $2.7 billion.

As noted here previously, for the past several years an emphasis has been placed on identifying and acquiring promising investments that would generally be characterized as mid-capitalization stocks. Stocks in the Fund's portfolio have a median market capitalization of $3.5 billion. Consequently, we believe that the Russell Mid-Cap Index more closely represents this significant characteristic of the Fund. Additionally, economic sector representation in the Russell Midcap Index better reflects the historical portfolio emphasis of the Fund in a number of important respects. For example, the Fund, by design, has under-weighted technology stocks because of the higher risks associated with the more rapid product obsolescence that often characterizes companies in this sector. Also, the Russell better captures the Fund's greater emphasis on manufacturing firms, exemplified by ownership in Midwest companies.

The graph at the top of page one of this report depicts the relative performance of your Fund against both of the stock market indices discussed above. As noted, the total return of the Fund of 6.4% surpassed the negative 1.1% return of the Russell Index by 7.5 percentage points. This positive variance would have been higher by the amount of the Fund's expense ratio of just under 1.0% for the past year, reflecting the fact that the index results bear no expenses.

Two significant determinants of better market performance over the past year were large market capitalization and exposure to the technology sector. These factors account for much of the positive variance in your Fund's performance against the Russell Index. Generally, the larger companies in the Fund performed better than the smaller companies, and the Fund had a greater representation of larger companies in its mix than did the index. More importantly, the Fund's technology representation, generally large companies as well, rose sharply in the last half of the year. This was due more to the significantly better than market performance of its constituent stocks than to addition through new purchases. The Fund's technology sector, on a linked quarterly return basis, rose nearly 90% for the year, which brought its weighting in the Fund to a level roughly equal to that of the technology sector in the index.

The Fund has historically tended to trail the indices in strong markets and produced better relative results in a declining market environment. A standard measure of volatility (or risk) is beta. A lower value connotes less volatility; a higher value, greater volatility when compared to the market. The market beta, or central value, is 1.0. The Fund's beta has consistently fallen in a range of
 .75-.95. Management believes that the Fund's volatility, as measured by beta, indicates its lower risk compared to funds with higher volatility.

As always, we are pleased to be a part of your long-term investment planning.


Sincerely,


/s/ Thomas J. Rowland, CFA

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
April 26, 1999


                              PORTFOLIO HIGHLIGHTS
Top 10 Stock Holdings as of 03/31/99:
(% of Total Net Assets)
 1. Interpublic Group of Companies, Inc.         5.6%
 2. Sun Microsystems, Inc.                       5.4
 3. Illinois Tool Works, Inc.                    5.3
 4. Cardinal Health, Inc.                        4.7
 5. Northern Trust Corporation                   4.5
 6. Applied Materials, Inc.                      3.5
 7. ADC Telecommunications, Inc.                 3.4
 8. CVS Corporation                              3.4
 9. GAP, Inc.                                    2.9
10. Avery Dennison Corporation                   2.9

Portfolio Transactions for the quarter ended 03/31/99
                                          Shares
                                 ------------------------
                                            Holdings on
Additions                        Change        03/31/99
---------------------------------------------------------
Borders Group, Inc.                 90,000         90,000
Health Management Associates, Inc.  20,000        120,000
LA-Z-BOY, Inc.                     100,000        100,000
Photronics, Inc.                    43,200         43,200
Watson Pharmaceuticals, Inc.        35,000         35,000
Reductions
----------
Abbott Labs, Inc.                   15,000         50,000
Albany International Corp.          36,200            -0-
Boeing Company                      40,000            -0-
GAP, Inc.                           15,000         60,000
National City Corp.                  8,000         40,000
QUALCOMM Incorporated                5,000         25,000
Sara Lee Corp.                      30,000         50,000
Sun Microsystems, Inc.              10,000         60,000

                                 FUND OVERVIEW

Established December 30, 1983, the investment objective of the Wayne Hummer Growth Fund ("the Fund") is to achieve long-term growth and current income is a secondary objective. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

See the prospectus for more information about the Fund's investment strategy and risks.

                       SERVICES AVAILABLE TO SHAREHOLDERS

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Growth Fund to directly deposit your social security benefits. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA or Retirement Plans
Shares of the Wayne Hummer Growth Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information will find quarterly performance updates, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

Taxable Transactions for Non-Retirement Accounts
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transactions. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

Line Chart:
                          WAYNE HUMMER GROWTH FUND VS.
                         RUSSELL MID-CAP AND THE S&P 500
          Wayne     S&P 500   Russell Mid-Cap
          Hummer
          Growth
          Fund
3/31/1988 10        10        10
          10.61     10.87     10.91
          11.51     12.03     11.95
          11.79     12.28     11.75
          11.89     11.91     11.3
          12.56     12.64     11.71
          11.05     10.91      9.39
          12.38     11.88     10.4
          13.96     13.61     12.53
          14.2      13.55     12.6
          14.75     14.28     13.53
          15.96     15.48     14.72
          16.08     15.09     14.95
          15.96     15.36     14.92
          16.92     15.86     15.5
          17.61     16.67     17.13
          17.67     17.39     18.06
          17.45     17.46     18.34
          17.52     17.91     19.33
          18.24     18.44     19.58
          17.55     17.74     19
          17.34     17.8      18.59
          18.13     18.68     19.65
          18.07     18.67     19.17
          19.84     20.49     21.16
          20.35     22.42     22.93
          21.11     24.21     24.97
          22.56     25.66     25.77
          23.05     27.04     27.32
          23.47     28.24     28.09
          23.9      29.11     28.97
          25.24     31.54     30.67
          25.72     32.39     30.42
          29.47     38.03     34.54
          32.16     40.89     39.13
          32.86     42.07     39.56
          36.16     47.93     43.84
          36.17     49.52     43.18
          31.73     44.59     36.78
          38.62     54.08     43.56
3/31/1999 38.47     56.78     43.35

  Wayne Hummer Growth Fund               Russell Mid-Cap                         S&P 500
 Period   Growth     Total Return        Period   Growth     Total Return        Period   Growth     Total Return
                   ---------------                         ----------------                        ---------------
  Ended     of      Cumu-  Average       Ended     of       Cumu-   Average      Ended      of      Cumu-   Average
3/31/99  $10,000   lative   Annual       3/31/99 $10,000    lative   Annual      3/31/99  $10,000   lative   Annual
  1 Year $10,637     6.37%   6.37%        1 Year $ 9,888    -1.12%   -1.12%       1 Year  $11,847    18.47%  18.47%
  5 Year $21,914   119.14%  16.99%        5 Year $22,817   128.17%   17.94%       5 Year  $32,050   220.50%  26.23%
 10 Year $38,472   284.72%  14.42%       10 Year $43,349   333.49%   15.80%      10 Year  $56,715   467.15%  18.95%

Note: The Russell Mid-Cap and the S&P 500 are unmanaged and all returns include reinvested dividends

Mountain Chart:
                            WAYNE HUMMER GROWTH FUND
                      VALUE OF INITIAL $10,000 INVESTMENT

          Value of Net     Value of
          Reinvested       Asset    Reinvested
          Capital Gains    Value    Dividends
12/30/1983        10000    0        0
                  9830     0        0
                  9350     58       0
                  9980     149      0
                  10170    245      0
                  10670    357      0
                  11120    504      7
                  10530    536      6
                  12250    695      7
                  13850    857      8
                  13880    926      397
                  12570    903      359
                  13330    1023     381
                  16140    1309     461
                  15840    1436     1149
                  16930    1606     1228
                  13220    1323     1557
                  13790    1430     1624
                  14190    1523     1676
                  13900    1540     1642
                  13740    1669     1821
                  14450    1756     1915
                  15130    1935     2152
                  16360    2169     2327
                  16410    2306     2656
                  16540    2324     2678
                  16960    2580     3224
                  14860    2343     2825
                  16000    2843     3600
                  18040    3206     4059
                  18130    3365     4242
                  18740    3609     4385
                  20020    4142     4757
                  20170    4173     4792
                  19840    4202     4883
                  20950    4560     5156
                  21640    4919     5355
                  21720    4938     5374
                  21380    4949     5290
                  21400    5060     5295
                  22060    5486     5511
                  21230    5279     5303
                  20910    5297     5223
                  21790    5628     5443
                  21340    5766     5649
                  23430    6331     6202
                  23840    6565     6481
                  24660    6902     6704
                  25810    7481.71  7592.31
                  26370    7644.04  7757.04
                  26040    7692.94  8800.4
                  26450    7919.35  8938.96
                  27500    8468.12  9773.04
                  28030    8631.33  9961.39
                  30880    9622.23  12900.4
                  33650    10576.8  14057.5
                  32800    10675    16072
                  36100    11750    17689
                  35300    11578    18684
                  30930    10208    16370
                  36810    12291    20898.4
3/31/1999         36660    12241    20813.3

For the Period 12/30/83 thru 3/31/99

Note: Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      STATEMENT OF ASSETS AND LIABILITIES
                                                                      Year ended
                                                                       March 31,
                                                                            1999
                                                                    ------------
Assets
Investments, at value (Cost: $68,616,554) .....................     $139,310,996
  Cash ........................................................           47,212
  Receivable for Fund Shares sold .............................          111,500
  Dividends receivable ........................................          126,050
  Prepaid expenses ............................................           32,628
  Insurance deposit ...........................................            3,846
                                                                    ------------
    Total assets ..............................................      139,632,232

Liabilities and Net Assets
Due to Wayne Hummer Management Company ........................           90,992
Accounts payable ..............................................           47,546
                                                                    ------------
    Total liabilities .........................................          138,538
                                                                    ------------
Net assets applicable to 3,804,922 Shares outstanding,
  no par value, equivalent to $36.66 per Share ................     $139,493,694
                                                                    ============

Analysis of Net Assets
Paid-in capital ...............................................     $ 62,948,383
Net unrealized appreciation of investments ....................       70,694,442
Undistributed net realized gain on sales of investments .......        5,763,961
Undistributed net investment income ...........................           86,908
                                                                    ------------
Net assets applicable to Shares outstanding ...................     $139,493,694
                                                                    ============

The Pricing of Shares
Net asset value, offering and redemption price per Share
  ($139,493,694 / 3,804,922 Shares outstanding) ...............     $      36.66
                                                                    ============


                            STATEMENT OF OPERATIONS

                                                                     Year ended
                                                                      March 31,
                                                                           1999
                                                                    -----------
Investment income:
  Dividends .....................................................   $ 1,641,249
  Interest ......................................................       188,094
                                                                    -----------
    Total investment income .....................................     1,829,343

Expenses:
  Management fee ................................................     1,030,442
  Professional fees .............................................        60,581
  Transfer agent fees ...........................................        49,056
  Printing costs ................................................        31,293
  Custodian fees ................................................        23,300
  Trustee fees ..................................................        23,300
  Portfolio accounting fees .....................................        20,728
  Registration costs ............................................        18,681
  Other .........................................................        18,037
                                                                    -----------
    Total expenses ..............................................     1,275,418
                                                                    -----------
Net investment income ...........................................       553,925
                                                                    -----------

Net realized gain on sale of investments ........................     8,564,539
Change in net unrealized appreciation ...........................      (862,439)
                                                                    -----------
Net gain on investments .........................................     7,702,100
                                                                    -----------

Net increase in net assets resulting from operations ............   $ 8,256,025
                                                                    ===========


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          Year ended March 31,
                                                                                                        1999                   1998
Operations:
  Net investment income ..............................................................         $     553,925          $     707,433
  Net realized gain on sale of investments ...........................................             8,564,539              8,587,034
  Change in net unrealized appreciation ..............................................              (862,439)            32,032,306
                                                                                               -------------          -------------
Net increase in net assets resulting from operations .................................             8,256,025             41,326,773

Dividends to Shareholders from:
  Net investment income ..............................................................              (607,453)              (759,930)
  Net realized gain on investments ...................................................            (5,823,502)            (9,333,854)
                                                                                               -------------          -------------
Total dividends to Shareholders ......................................................            (6,430,955)           (10,093,784)

Capital Share transactions:
  Proceeds from Shares sold ..........................................................            10,389,176              7,179,953
  Shares issued upon reinvestment of dividends .......................................             6,216,025              9,780,680
                                                                                               -------------          -------------
                                                                                                  16,605,201             16,960,633
  Less payments for Shares redeemed ..................................................            19,679,491             11,665,186
                                                                                               -------------          -------------
Increase (decrease) from Capital Share transactions ..................................            (3,074,290)             5,295,447

Total increase (decrease) in net assets ..............................................            (1,249,220)            36,528,436

Net assets:
  Beginning of year ..................................................................           140,742,914            104,214,478
                                                                                               -------------          -------------
  End of year (including undistributed net investment income of
    $86,908 and $140,436 at March 31, 1999 and 1998, respectively) ...................         $ 139,493,694          $ 140,742,914
                                                                                               =============          =============

FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each year)
                                                                        Year ended March 31,
                                                               1999            1998            1997            1996           1995
                                                        --------------------------------------------------------------------------
Net asset value, beginning of year ..................   $     36.10     $     28.03     $     26.37     $     23.43     $    21.23

Income from investment operations:
  Net investment income .............................          0.14            0.19            0.26            0.32           0.32
  Net realized and unrealized gain
    on investments ..................................          2.09           10.57            2.69            3.41           2.40
                                                        -----------     -----------     -----------     -----------     ----------
Total from investment operations ....................          2.23           10.76            2.95            3.73           2.72

Less distributions:
  Dividends from net investment income ..............         (0.16)          (0.20)          (0.29)          (0.31)         (0.31)
  Distributions from net realized
  gain on investments ...............................         (1.51)          (2.49)          (1.00)          (0.48)         (0.21)
                                                        -----------     -----------     -----------     -----------     ----------
Total distributions .................................         (1.67)          (2.69)          (1.29)          (0.79)         (0.52)
                                                        -----------     -----------     -----------     -----------     ----------
Net asset value, end of year ........................   $     36.66     $     36.10     $     28.03     $     26.37     $    23.43
                                                        ===========     ===========     ===========     ===========     ==========

Total Return ........................................          6.37%          40.57%          11.61%          16.15%         13.04%

Ratios and Supplementary Data:
  Net assets, end of year ($000's) ..................       139,494         140,743         104,214         102,608         94,770
  Ratio of expenses to average net assets ...........          0.94%           0.96%           0.99%           1.06%          1.07%
  Ratio of net investment income to
  average net assets ................................          0.41%           0.58%           0.97%           1.29%          1.44%
  Portfolio turnover rate ...........................            12%              7%              9%              6%             3%



                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                     Number
                                       of
COMMON STOCKS (98.3%)                Shares     Value
                                    --------- ---------
Auto & Machinery 7.7%
Autoliv, Inc.                        40,920 $ 1,537,057
Illinois Tool Works, Inc.           120,000   7,425,000
Regal-Beloit Corporation            100,000   1,806,250
                                             ----------
                                             10,768,307
Banking 6.4%
National City Corporation            40,000   2,655,000
Northern Trust Corporation           70,000   6,216,875
                                             ----------
                                              8,871,875
Chemical 6.7%
Avery Dennison Corporation           70,000   4,025,000
Morton International, Inc.          100,000   3,675,000
RPM, Inc.                           125,000   1,664,063
                                             ----------
                                              9,364,063
Communications Equipment 6.5%
ADC Telecommunications, Inc. (b)    100,000   4,768,750
Andrew Corporation (b)              100,000   1,231,250
QUALCOMM Incorporated (b)            25,000   3,109,375
                                             ----------
                                              9,109,375
Electrical/Electronics 12.5%
Applied Materials, Inc. (b)          80,000   4,935,000
Emerson Electric Co.                 50,000   2,646,875
Photronics, Inc. (b)                 43,200     804,600
Sun Microsystems, Inc. (b)           60,000   7,496,250
Thomas & Betts Corporation           40,000   1,502,500
                                             ----------
                                             17,385,225
Food, Beverage & Household 5.7%
McCormick & Company, Incorporated   100,000   2,900,000
PepsiCo, Inc.                        60,000   2,351,250
Sara Lee Corporation                 50,000   1,237,500
Smucker (The J. M.) Company Class B  80,000   1,450,000
                                             ----------
                                              7,938,750
Health Care and Pharmaceuticals 17.3%
Abbott Laboratories                  50,000   2,340,625
C. R. Bard, Inc.                     60,000   3,026,250
Cardinal Health, Inc.               100,000   6,600,000
HCR Manor Care, Inc. (b)             40,000     912,500
Health Management
  Associates, Inc. (b)              120,000   1,462,500
Patterson Dental Company (b)         75,000   3,243,750
Perclose, Inc. (b)                   50,000   1,550,000
STERIS Corporation (b)               60,000   1,597,500
Sybron International Corporation (b) 75,000   1,875,000
Watson Pharmaceuticals, Inc. (b)     35,000   1,544,375
                                             ----------
                                             24,152,500
Insurance 7.5%
AON Corporation                      45,000   2,846,250
Cincinnati Financial Corporation     90,000   3,279,375

                                     Number
                                       of
                                     Shares     Value
                                    --------- ---------
Insurance (Continued)
Ohio Casualty Corporation            40,000 $ 1,560,000
Old Republic International
  Corporation                       150,000   2,737,500
                                             ----------
                                             10,423,125
Merchandising & Distribution 13.0%
Borders Group, Inc. (b)              90,000   1,265,625
CVS Corporation                     100,000   4,750,000
Fastenal Company                     70,000   2,454,375
The Gap, Inc.                        60,000   4,038,750
LA-Z-Boy, Incorporated              100,000   1,900,000
Office Depot, Inc. (b)              100,000   3,681,250
                                             ----------
                                             18,090,000
Oil & Gas 1.7%
Burlington Resources, Inc.           60,000   2,396,250

Paper & Forest Products 3.7%
Consolidated Papers, Inc.           110,000   2,585,000
Sonoco Products Company             110,000   2,530,000
                                             ----------
                                              5,115,000
Publishing & Media 5.6%
Interpublic Group of
  Companies, Inc.                   100,000   7,787,500

Services 2.0%
H & R Block, Inc.                    60,000   2,842,500

Miscellaneous 2.0%
Bacou USA, Inc. (b)                  65,000     853,125
Pall Corporation                    120,000   1,987,500
                                             ----------
                                              2,840,625
                                             ----------
Total Common Stocks (Cost: $66,390,653)     137,085,095

SHORT-TERM INVESTMENTS (1.6%)
United States Treasury Bills
4.38% - 4.80%, 04/01/99 - 05/20/99
(Cost: $2,225,901)                            2,225,901
                                            -----------
TOTAL INVESTMENTS
  (Cost: $68,616,554) (99.9%)               139,310,996
CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.1%)                       182,698
                                           ------------
NET ASSETS (100.0%)                        $139,493,694
                                           ============

Notes to Portfolio of Investments:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b)  Non-income producing security.

(c) Based on the cost of investments of $68,616,554 for federal income tax purposes at March 31, 1999, the aggregate gross unrealized appreciation was $74,046,445, the aggregate gross unrealized depreciation was $3,352,003 and the net unrealized appreciation of investments was $70,694,442.

                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Organization:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. Significant Accounting Policies
   Security Valuation
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   Security Transactions and Investment Income
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

   Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 26, 1999, an ordinary income dividend of $0.03 per Share and a long-term capital gain dividend of $1.52 per Share were declared, payable April 27, 1999, to Shareholders of record on April 26, 1999.

3. Federal Income Taxes
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1999, the Fund incurred management fees of $1,030,442.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $23,300.

5. Investment Transactions
   Investment transactions (excluding money market instruments) are as follows:

                         Year ended
                       March 31, 1999
                       --------------
   Purchases             $15,664,291
   Proceeds from sales   $22,220,224

6. Fund Share Transactions
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
                                               Year Ended March 31,
                                                 1999           1998
                                             --------       --------
Shares sold                                  298,220         222,095
Shares issued upon reinvestment
of dividends                                 174,372         324,771
                                            --------        --------
                                             472,592         546,866
Shares redeemed                             (566,280)       (366,315)
                                            --------        --------
Net decrease in Shares outstanding           (93,688)        180,551
                                            ========        ========

7. Federal Tax Status of 1998 Dividends
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 1998 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1995, in conformity with generally accepted accounting principles.



Ernst & Young LLP

Chicago, Illinois
April 26, 1999



BOARD OF TRUSTEES
Philip M. Burno
Chairman
Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

WH Logo
Wayne Hummer Investments LLC

300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)
200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)
www.whummer.com

Wayne Hummer Growth Fund

Annual Financial Statements

March 31, 1999
(Audited)


Wayne Hummer Growth Fund
300 South Wacker Drive
Chicago, Illinois
60606-6607

First Class
U.S. Postage
PAID
Berwyn, IL
Permit No. 150

   Wayne
   Hummer
   Income
   Fund
                                     Annual
                              Financial Statements


                                     Audited
                                 March 31, 1999

      Wayne
      Hummer
      Income
      Fund

Photo of: David P. Poitras

                             PERFORMANCE COMMENTARY
Welcome to the Wayne Hummer Income Fund (the Fund) annual report. This report details the operations of the Fund for the fiscal year ended March 31, 1999.

Overview The past twelve months have been a difficult period for the bond markets. Tremendous volatility impacted the Fund's portfolio of notes and bonds, volatility in both interest rates, and yield spreads -- or the differences in yields between treasury securities and other securities.

First, interest rates. Long-term treasury yields fell from a high of over 6% during April 1998, to a low of approximately 4.70% in October. Since the lows of October, however, interest rates have been moving progressively higher, and currently stand near 5.60%.

Second, yield spreads. During the later half of 1998, worldwide economic problems -- and the implied credit quality concerns -- drove investors to the safety of U.S. treasury securities. Investor preference for U.S. treasuries caused the corporate and mortgage-backed securities markets to perform poorly.

Fund Performance & Strategy

For the 6-month and 1-year time periods ended March 31, 1999, the Fund produced total returns (dividend income plus or minus changes in the Fund's share price) of -1.08% and 4.74%, respectively. The Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities** -- the index to which we compare the Fund's performance -- posted total returns of .17% and 6.57% over the same periods.

Widening yield spreads, as discussed above, negatively affected the performance of the Wayne Hummer Income Fund. The Fund's portfolio is more heavily weighted in corporate securities than our benchmark index. In addition, the benhmark's return does not include any operating expenses. For these reasons, the benchmark produced superior total returns.

The Fund paid income dividends totaling $.89 per share over the past twelve months, equivalent to a distribution rate per share of 5.86%*. The SEC yield at March 31 was 5.66%. (The SEC yield is an annualized calculation of income return on a fund's capital investment that is based on a trailing 30-day period.) Please refer to the following pages for detailed reports of the Fund's performance, securities portfolio and financial statements.

PORTFOLIO FOCUS & FUTURE STRATEGY
The continued strength of the U.S. economy has surprised many, and in fact, is the primary reason for the recent increase in interest rate. Historically, rising inflation has been an acompaniment of strong economic growth -- generally, higher inflation results in higher interest rates and lower bond prices.

While we recognize the economy's resiliency, our forecast suggest that interest rates should not rise substantially higher. In fact, we used the recent rise in interest rates as an aopportunity to extend the Fund's portfolio. We did so, primarily, through the purchase of intermediate-term treasury and corporate notes.

Long-time shareholders will recall that we often employ a strategy of modifying the Fund's character as interest rates change; reducing the average life and duration of the portfolio as interest rates fall, and lengthening the average life and duration as rates rise. By doing so, we hope to lock in higher rates for longer periods of time when interest rates are high. We hope to mitigate the Fund's sensitivity to price fluctuations by shortening the portfolio when rates are low.

(Generally, when interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, in a rising interest rate environment, shorter-duration portfolios maintain their value better.) Currently, the Fund's duration stands at 4.25 years, up from 3.94 years at year-end 1998.

We believe the corporate bond sector offers considerable value at this time. Thus, we intend to maintain the Fund's heavy weighting in corporate securities, currently over 55% of the portfolio. Typical of our management style, the portfolio's credit quality remains relatively high; Moody's and/or Standard & Poor's rate approximately 45% of the Fund's portfolio triple-A.

As always, we will manage the portfolio in a manner consistent with the Fund's objective: To generate a high level of current income, consistent with prudent investment management. We appreciate your continued support.



/s/ David P. Poitras

David P. Poitras
Portfolio Manager


* Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share.

** Source, Merrill Lynch. The Merrill Lynch Corporate and Government Index of
1 to 9.99 Year Maturities is a performance benchmark composed of government and corporate notes rated BBB or higher.


                              PORTFOLIO HIGHLIGHTS

The investment philosophy of the Fund is to invest primarily in intermediate-term fixed-income securities.
Top 10 Bond Holdings as of 3/31/99:
(% of Total Net Assets)
 1. U.S. Treasury Note, 6.125%, 08/15/07
 2. U.S. Treasury Note, 6.125%, 12/31/01
 3. Federal Home Loan Mtg. Corp., 8.00%, 03/15/21
 4. United Air Lines, Inc., 9.760%, 05/27/06
 5. Federal Home Loan Mortgage Corp., 7.10%, 04/10/07
 6. NYNEX Corporation, 9.55%, 05/01/10
 7. Dayton Hudson Co., 5.865%, 08/15/27
 8. U.S. Treasury Note, 6.25%, 02/15/07
 9. Parker Hannifin Corp., 9.75%, 02/15/21
10. Federal Home Loan Mortgage Corp., 8.00%, 04/15/22

The top ten holdings comprise 40.9% of total net assets.

Average maturity is determined by the maturity or reasonable call date. The average maturity of the portfolio on March 31, 1999 was 5.32 years.

Pie Chart:
Maturity Schedule

Over 10 Years 7%
3-10 Years 74%
Less than 3 Years 19%

      Portfolio holdings are subject to change and may not represent future portfolio composition.

                          WAYNE HUMMER INCOME FUND VS.
                  MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX
                          of 1 to 9.99 Year Maturities

              Income     Merrill Lynch
                Fund     Corporate
                         and Government
12/1/1992      10000     10000
12/31/1992     10035     10130.2
3/31/1993      10431     10531.1
6/30/1993      10737     10751.2
9/30/1993      11080     11004.3
12/31/1993     11044     11022.5
3/31/1994      10892     10812
6/30/1994      10722     10750.9
9/30/1994      10751     10836.5
12/31/1994     10835     10831.1
3/31/1995      11344     11303.2
6/30/1995      11865     11867.8
9/30/1995      12115     12062.4
12/31/1995     12516     12490.9
3/31/1996      12342     12389.2
6/30/1996      12412     12462.1
9/30/1996      12595     12680.8
12/31/1996     12956     12993.3
3/31/1997      12875     12986.6
6/30/1997      13323     13368.1
9/30/1997      13753     13728.6
12/31/1997     14126     14024
3/31/1998      14324     14255
6/30/1998      14598     14524
9/30/1998      15145     15164
12/31/1998     15167     15368.7
3/31/1999      15004     15340.5

From Inception to the Period Ended March 31, 1999

                             PERFORMANCE COMPARISON
                                                            Merrill Lynch Corporate and Government
 Wayne Hummer Income Fund                                   Index of 1 to 9.99 Years
--------------------------------------------------------------------------------------------------------------
   Period      Growth             Total Return              Period        Growth             Total Return
    Ended        of            Cum.         Average         Ended          of             Cum.         Average
 3/31/99       $10,000                      Annual          3/31/99       $10,000                       Annual
--------------------------------------------------------------------------------------------------------------
 1 Year       $10,474         4.74%         4.74%           1 Year        $10,656         6.56%          6.56%
 5 Year       $13,776        37.76%         6.62%           5 Year        $14,043        40.43%          7.02%
 12/1/92 -    $15,004        50.04%         6.62%           12/1/92 -     $15,186        51.86%          6.82%
 3/31/99                                                    3/31/99


Note: This graph compares the results of $10,000 invested in Wayne Hummer Income
Fund on December 1, 1992, with the Merrill Lynch Corporate and Government Index of 1 to 9.99 years, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor`s shares, when redeemed, may be worth more or less than their original cost.

                                  FUND OVERVIEW
Established in 1992, the investment objective of the Wayne Hummer Income Fund (the "Fund") is to achieve as high a level of current income as is consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. Government & Agency securities.

See the prospectus for more information about the Fund's investment strategy and risks.

                       SERVICES AVAILABLE TO SHAREHOLDERS

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Income Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. You will have to recognize a capital gain or loss each time you redeem from the Fund. Contact your Wayne Hummer Investment Executive for complete details.

IRA or Retirement Plans
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information will find the prospectus, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

Taxable Transactions for Non-Retirement Accounts
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transaction. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

                       Statement of Assets and Liabilities

                                                                      March 31,
Assets                                                                     1999
                                                                   ------------

Investments, at value (Cost: $19,954,146) ....................     $ 20,053,231
Interest receivable ..........................................          314,709
Receivable for securities sold ...............................            5,842
Cash .........................................................              684
Prepaid expenses .............................................           12,182
                                                                   ------------
              Total assets ...................................       20,386,648

Liabilities and Net Assets
Dividends payable ............................................           23,743
Due to Wayne Hummer Management Company .......................            8,624
Accounts payable .............................................           26,900
                                                                   ------------
              Total liabilities ..............................           59,267
                                                                   ------------
Net assets applicable to 1,336,873 Shares outstanding,
  no par value, equivalent to $15.21 per Share ...............     $ 20,327,381
                                                                   ============

Analysis of Net Assets
Paid-in capital ..............................................     $ 21,016,670
Net unrealized appreciation of investments ...................           99,085
Accumulated net realized loss on sales of investments ........         (788,374)
                                                                   ------------
Net assets applicable to Shares outstanding ..................     $ 20,327,381
                                                                   ============
The Pricing of Shares
Net asset value, offering and redemption price per Share
  ($20,327,381 / 1,336,873 Shares outstanding) ...............     $      15.21
                                                                   ============


                             Statement of Operations

                                                                           Year
                                                                          Ended
                                                                      March 31,
Investment income: ...........................................             1999
                                                                    -----------

  Interest ...................................................      $ 1,411,842
Expenses:
  Management fee .............................................          103,836
  Transfer agent fees ........................................           24,053
  Professional fees ..........................................           23,644
  Portfolio accounting costs .................................           18,577
  Printing costs .............................................           13,440
  Registration costs .........................................           10,500
  Custodian fees .............................................            7,838
  Trustee fees ...............................................            3,600
  Other ......................................................            4,260
                                                                    -----------
              Total expenses .................................          209,748
                                                                    -----------
Net investment income ........................................        1,202,094
                                                                    -----------
Net realized gain on sales of investments ....................          119,756
Change in net unrealized appreciation ........................         (358,228)
                                                                    -----------
Net realized and unrealized loss on investments ..............         (238,472)
                                                                    -----------
Net increase in net assets resulting from operations .........      $   963,622
                                                                    ===========


                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                              Year ended March 31,
Operations:                                                                     1999                1998
-----------
                                                                        ------------        ------------
  Net investment income .............................................      1,202,094        $  1,325,949
  Net realized gain on sales of investments .........................        119,756             126,040
  Change in net unrealized appreciation .............................       (358,228)            932,199
                                                                        ------------        ------------
Net increase in net assets resulting from operations ................        963,622           2,384,188

Dividends to Shareholders from:
  Net investment income .............................................     (1,196,917)         (1,303,537)

Capital Share transactions:
  Proceeds from Shares sold .........................................      1,772,995           2,085,019
  Shares issued upon reinvestment of dividends ......................        913,838             991,735
                                                                        ------------        ------------
                                                                           2,686,833           3,076,754
  Less payments for Shares redeemed .................................      3,429,770           4,852,264
                                                                        ------------        ------------
Decrease from Capital Share transactions ............................       (742,937)         (1,775,510)
                                                                        ------------        ------------
Total decrease in net assets ........................................       (976,232)           (694,859)

Net assets:
  Beginning of year .................................................     21,303,613          21,998,472
                                                                        ------------        ------------
  End of year .......................................................   $ 20,327,381        $ 21,303,613
                                                                        ============        ============

                              Financial Highlights
(For a Share outstanding throughout each period)
                                                                                   Year ended March 31,
                                                            1999            1998            1997           1996             1995
                                                      --------------------------------------------------------------------------
Net asset value, beginning of year ...............    $    15.38      $    14.66      $    14.95      $   14.69       $    15.10

Income from investment operations:
  Net investment income ..........................          0.89            0.94            0.92            1.02            0.99
  Net realized and unrealized gain
    (loss) on investments ........................         (0.17)           0.72           (0.29)           0.26           (0.42)
                                                      ----------      ----------      ----------      ----------      ----------
      Total from investment operations ...........          0.72            1.66            0.63            1.28            0.57

Less distributions:
  Dividends from net investment income ...........         (0.89)          (0.94)          (0.92)          (1.02)          (0.98)
  Dividends from net realized gain
     on investments ..............................          0.00            0.00            0.00            0.00            0.00(a)
                                                      ----------      ----------      ----------      ----------      ----------
      Total distributions ........................         (0.89)          (0.94)          (0.92)          (1.02)          (0.98)
                                                      ----------      ----------      ----------      ----------      ----------
Net asset value, end of year .....................    $    15.21      $    15.38      $    14.66      $    14.95      $    14.69
                                                      ==========      ==========      ==========      ==========      ==========

Total Return .....................................          4.74%          11.25%           4.32%           8.79%           4.16%

Ratios and Supplementary Data
  Net assets, end of year (000's) ................    $   20,327      $   21,304      $   21,998      $   25,398      $   26,352
  Ratio of expenses to average net assets ........          1.01%           1.01%           1.01%           0.91%           0.94%
  Ratio of net investment income to
    average net assets ...........................          5.78%           6.00%           6.25%           6.80%           6.70%
  Portfolio turnover rate ........................            37%             28%             39%             46%             32%

Notes to Financial Highlights:
(a) Less than $.01 per share.


                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

                                   Principal
CORPORATE OBLIGATIONS (55.6%)       Amount      Value
                                  ---------   ---------
Auto & Machinery (4.8%)
Johnson Controls, Inc., 7.70%,
  due 03/01/15                      410,000  $  441,959
Parker-Hannifin Corporation,
  9.75%, due 02/15/21               480,000     531,490
                                              ---------
                                                973,449
Banks & Finance (7.4%)
Ford Motor Credit Company, 6.125%,
  due 01/09/06                      500,000     496,915
Norwest Corporation, 7.65%,
  due 03/15/05                      360,000     384,142
St. Paul Bancorp, Inc., 7.125%,
  due 02/15/04                      100,000     104,505
Sears Roebuck Acceptance Corp.,
  6.75%, due 09/15/05               500,000     510,750
                                              ---------
                                              1,496,312
Oil and Gas (4.7%)
Northwest Natural Gas Company,
  6.80%, due 05/21/07               200,000     205,394
Occidental Petroleum Corporation,
  8.50%, due 09/15/04               100,000     101,036
Pennzoil Company, 10.25%,
  due 11/01/05                      436,000     467,235
Standard Oil Co., 9.00%,
  due 06/01/19                      176,000     176,718
                                              ---------
                                                950,383
Paper & Forest Products (3.8%)
Champion International
  Corporation, 6.40%, due 02/15/26  500,000     501,725
Georgia Pacific Corporation,
  9.50%, due 05/15/22               250,000     270,670
                                              ---------
                                                772,395
Retail (3.2%)
Dayton Hudson Corporation, 5.865%,
  due 08/15/27                      655,000     656,408

Telecommunications (4.7%)
Mountain States Telephone
  & Telegraph Co.,
  5.50%, due 06/01/05               269,000     259,058
NYNEX Corporation, 9.55%,
  due 05/01/10                      603,633     692,657
                                              ---------
                                                951,715
Transportation (9.8%)
Canadian Pacific Limited, 8.85%,
  due 06/01/22                      500,000     526,210
Union Pacific Corporation, 6.125%,
  due 01/15/04                      500,000     491,900
United Air Lines, Inc., 9.76%,
  due 05/27/06                      860,730     977,220
                                              ---------
                                              1,995,330
Miscellaneous (17.2%)
American General Corp., 7.75%,
  due 04/01/05                      285,000     305,654
Browning-Ferris Industries,
  Inc., 6.375%, due 01/15/08        500,000     441,220

                                  Principal
                                     Amount       Value
                                  ---------   ---------
Miscellaneous (continued)
CBI Industries, Inc., 6.25%,
  due 06/30/00                      250,000   $ 251,705
Continental Corp.,
  7.25%, due 03/01/03               260,000     261,895
Crown, Cork & Seal Company, Inc.,
  8.375%, due 01/15/05              400,000     434,768
Eastman Kodak Company, 9.75%,
  due 10/01/04                      428,000     507,167
Inco Ltd., Convertible Debenture,
  7.75%, due 03/15/16               500,000     437,500
Ingersoll-Rand Company, 6.015%,
  due 02/15/28                      190,000     191,490
Union Carbide Corp., 6.79%,
  due 06/01/25                      170,000     169,553
Xerox Corporation, 5.875%,
  due 06/15/37                      500,000     497,685
                                              ---------
                                              3,498,637
                                              ---------
TOTAL CORPORATE OBLIGATIONS
  (Cost: $11,272,863)                        11,294,629
                                             ----------

MUNICIPALITY-TAXABLE  (1.3%)
-------------------------------------------------------
Virginia State Housing Development Authority,
  7.95%, due 05/01/13 (Cost: $254,033)250,000   266,743
                                              ---------

MORTGAGE-BACKED SECURITIES (19.1%)
-------------------------------------------------------
Collateralized Mortgage Obligations (16.3%)
Federal Home Loan Mortgage Corporation (12.9%)

  7.50%, due 11/15/08               500,000     522,300
  8.50%, due 05/01/17               184,389     194,603
  7.50%, due 02/15/20               330,295     331,570
  8.00%, due 03/15/21             1,000,000   1,048,060
  8.00%, due 04/15/22               500,000     531,155
                                              ---------
                                              2,627,688
Federal National Mortgage Association (3.4%)

  8.00%, due 02/25/07               500,000     523,605
  8.50%, due 06/25/21               148,706     156,572
                                              ---------
                                                680,177
Federal National Mortgage Association (1.9%)
  11.25%, due 04/01/01               19,480      20,775
  10.75%, due 09/01/15               10,693      11,702
  10.50%, due 01/01/16               41,893      45,633
  10.50%, due 06/01/19              118,314     129,275
   9.00%, due 12/01/19               54,831      57,878
   8.00%, due 12/01/22              121,577     124,454
                                              ---------
                                                389,717
                                              ---------
Government National Mortgage Association (0.9%)
   9.00%, due 11/15/01               27,003      28,245
   9.00%, due 02/20/27              152,807     160,761
                                              ---------
                                                189,006
                                              ---------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost: $3,829,888)                          3,886,588
                                              ---------

                                   Principal
                                    Amount      Value
                                  ---------   ---------
U.S. GOVERNMENT AND AGENCY ISSUES (19.1%)
-------------------------------------------------------
U.S. Treasury Note, 6.125%,
  due 12/31/01                    1,050,000  $1,077,447
Federal Home Loan Mortgage Corp.,
  7.10%, due 04/10/07               750,000     810,840
U.S. Treasury Note, 6.25%, due
02/15/07                            520,000     547,342
U.S. Treasury Note, 6.125%, due
08/15/07                          1,375,000   1,439,542
                                              ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $3,867,262)                 3,875,171
                                              ---------
SHORT-TERM INVESTMENTS (3.6%)
-------------------------------------------------------
U.S. Treasury Bill, 4.40%, due 04/22/99
  (Cost: $730,100)                  732,000     730,100
                                              ---------

TOTAL INVESTMENTS
  (Cost: $19,954,146) (98.7%)                20,053,231
CASH AND OTHER ASSETS,
LESS LIABILITIES (1.3%)                         274,150
                                            -----------
NET ASSETS (100.0%)                         $20,327,381
                                            ===========

Note to Portfolio of Investments:

(a) Based on the cost of investments of $19,954,146 for federal income tax purposes at March 31, 1999, the aggregate gross unrealized appreciation was $333,205, the aggregate gross unrealized depreciation was $234,120 and the net unrealized appreciation of investments was $99,085.





                          NOTES TO FINANCIAL STATEMENTS

Organization:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end management company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.

1. Significant Accounting Policies
   Security Valuation
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   Security Transactions and Investment Income
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. Fund Share Valuation and Dividends to Shareholders
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

   Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. Federal Income Taxes
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

   The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1999, amounting to $788,374, is available to offset future capital gains. If not applied, $607,140 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. Transactions with Affiliates
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1999, the Fund incurred management fees of $103,836.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $3,600.

5. Investment Transactions
   Investment transactions (excluding money market instruments) are as follows:

                         Year ended
                       March 31, 1999
                       --------------
   Purchases             $7,615,503
   Proceeds from sales   $9,174,534

6. Fund Share Transactions
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
                                           Year ended         Year ended
                                         March 31, 1999     March 31, 1998
                                         --------------     --------------
   Shares sold                               114,578           136,895
   Shares issued upon reinvestment
   of dividends                               59,060            65,451
                                            --------          --------
                                             173,638           202,346
   Shares redeemed                          (221,489)         (318,603)
                                            --------          --------
   Net decrease in Shares outstanding        (47,851)         (116,257)
                                            ========          ========
7. Federal Tax Status of 1998 Dividends
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1995, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
April 26, 1999


BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



WH Logo
Wayne Hummer InvestmentsLLC
300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)
200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)
www.whummer.com

Wayne Hummer Income Fund

Annual Financial Statements

March 31, 1999
(Audited)


Wayne Hummer
Income Fund
300 South Wacker Drive
Chicago, IL 60606-6607

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